Exhibit 10.1

EXECUTION VERSION
SEPARATION, GENERAL RELEASE AND CONSULTING AGREEMENT
This SEPARATION, GENERAL RELEASE AND CONSULTING AGREEMENT (the “Agreement”) is made and entered into between Cree, Inc., a North Carolina corporation (the “Company”), and Michael E. McDevitt (“Executive”). Throughout the remainder of the Agreement, the Company and Executive may be collectively referred to as “the parties.”
Executive is currently employed as Executive Vice President and Chief Financial Officer (“CFO”) of the Company. Executive is subject to two (2) agreements with the Company entitled Employee Agreement Regarding Confidential Information, Intellectual Property and Noncompetition, dated October 1, 2002 and September 1, 2006, and is entitled to certain benefits under (i) the Severance Plan for the Cree Senior Leadership Team (“Severance Plan”); (ii) the Company’s 2013 Long-Term Incentive Compensation Plan (the “2013 Plan”); (iii) the Company’s 2004 Long-Term Incentive Compensation Plan (the “2004 Plan”); and (iv) the Executive’s Award Agreements under the 2013 Plan and 2004 Plan. Executive wishes to resign from his employment with the Company after a period of transition during which the Company will search for a new CFO. The Company wishes to retain Executive’s services following his resignation, and the parties have agreed to the terms for a consulting arrangement, as set forth herein. The parties have negotiated the terms of Executive’s termination from employment and of the consulting arrangement, and have agreed upon acceptable terms as described herein. Executive acknowledges and agrees that this Agreement provides him with different benefits in lieu of the benefits he would be entitled to receive under any Company plan or agreement, including the Severance Plan, the 2013 Plan and the 2004 Plan.

Executive represents that he has carefully read this entire Agreement, understands its consequences, and voluntarily enters into it.
In consideration of the above and the mutual promises set forth below, the Executive and the Company agree as follows:
1.    TRANSITION PERIOD. Executive will remain employed by the Company as CFO during a period of time (the “Transition Period”) in order to provide for an orderly transition of his duties and while the Company begins a search for a replacement CFO. The Transition Period will commence as of the date Executive signs this Agreement (the “Signature Date”), and will continue until the earlier of: (a) such time as the Company determines that Executive’s services as CFO are no longer needed and upon providing Executive at least ten (10) days’ written notice; or (b) if a new CFO has not been appointed by January 2, 2019, Executive may end the Transition Period upon at least thirty (30) days’ written notice to the Company. Executive shall perform his regular duties as CFO during the Transition Period at a level of performance consistent with his performance prior to the Signature Date and in any event, in a manner that would not constitute Cause (as “Cause” is defined in the Severance Plan) to terminate his employment, until a new CFO is appointed and actually employed by the Company, and, if employment as CFO has ended earlier than December 31, 2018, Executive shall continue his employment as a regular employee (not as CFO) until December 31, 2018 (the actual date on which Executive’s employment terminates is referred to herein as the “Separation Date”). Executive shall be paid his full compensation and participate in full benefits through the Separation Date at the same levels he receives such compensation and participates in such benefits at the Signature Date, provided that he will not be eligible for any additional or new equity awards under any of the Company’s equity plans after the Signature Date. As of the Separation Date, Executive will be deemed to have resigned from all of his officer positions with the Company (i.e., Executive Vice President and Chief Financial Officer) and from all of his officer and director positions of its subsidiaries and affiliates, as well as any positions Executive may hold with third parties at the request of or on behalf of the Company. Executive agrees to execute all documents necessary to effect his resignation from such entities and assure a smooth transition of duties and responsibilities from such roles.

2.    SEPARATION BENEFITS.

(a)Separation Benefits. In consideration of the release, the provision of consulting services set forth below and other promises contained herein, including the Supplemental Releases required under Section 9, and on the condition that Executive remain employed through the Separation Date, except as provided in Section 2(d), and fully complies with his obligations under this Agreement, the Company agrees that:

i)Salary Continuation. The Company shall pay Executive an amount equal to Four Hundred Fifty-Five Thousand Dollars ($455,000.00) (less all applicable withholdings), to be paid in equal installment payments in accordance with the Company’s regular payroll schedule over the twelve (12) month period following the Separation Date, beginning on the first such payroll date following the Separation Date, provided however, that that such payments will be delayed as necessary under and will be subject to Section 18(c).

ii)Bonus. The Company shall pay to Executive the sum of Three Hundred Sixty-Four Thousand Dollars ($364,000.00) (less all applicable withholdings), which amount is equal to Executive’s annual targeted bonus opportunity at the target level for the year during which the Separation Date occurs. The amount due shall be paid within sixty (60) days of the Separation Date, subject to any 409A Delay Period required by Section 18(c).

iii)Continued Health Benefits. The Company shall reimburse Executive for the additional costs of continuing the Executive’s Company sponsored group medical, dental and vision coverage under COBRA applicable to the type of medical, dental and vision coverage in effect for Executive (e.g., family coverage vs. employee-only coverage) as of the Separation Date for the 12-month period following the Separation Date, or until Executive is eligible for new group healthcare coverage, whichever is shorter. Reimbursements shall be made in installments in accordance with the Company’s regular payroll schedule over the twelve (12) month period following the Separation Date, beginning on the first such payroll date following the Separation Date, provided however, that that such payments will be delayed as necessary under and will be subject to Section 18(c). Nothing in this Agreement constitutes a guarantee of COBRA continuation coverage or benefits or a guarantee of eligibility for health benefits and Executive bears full responsibility for applying for COBRA continuation coverage. Executive must immediately notify the Company if he becomes eligible for new group healthcare coverage during the period during which reimbursements under this Section 2(a)(iii) are made, and failure to do so will provide the Company with the right to be reimbursed for any payments made after Executive became eligible for such new coverage.

iv)Vesting for Certain RSUs and PSUs. Conditioned upon Executive’s fulfillment of Executive’s obligations for consulting set forth in Section 3 below, continued compliance with all other terms of this Agreement through each applicable vesting date, and conditioned upon execution and delivery to the Company (without revocation) of the Second Supplemental General Release under Section 9, and notwithstanding any provision in any award agreement to the contrary:

(1)Any RSUs granted to Executive under the 2013 Plan that are subject to time-based vesting requirements only that are unvested as of the Separation Date will continue to vest during the twelve (12) month Consulting Term and shall continue to vest or settle and pay out (in the case of RSUs) in accordance with the time-based vesting schedule that would have applied had Executive’s employment not terminated. At the end of the Consulting Term (as defined in Section 3(a)), any remaining unvested RSUs that are subject to time-based vesting shall accelerate and shall immediately vest in full.

(2)Any unvested PSUs granted to Executive under the 2013 Plan prior to the Separation Date will continue to vest during the twelve (12) month Consulting Term in accordance with the terms of the awards. PSUs that vest hereunder shall be paid out, if at all, based upon actual Company performance in accordance with the terms of the 2013 Plan and the applicable award agreement, including prorating for the portion of time Executive provided services to the Company over the course of the applicable performance period and the Consulting Term, as applicable. At the end of the Consulting Term, any remaining unvested PSUs shall be forfeited (other than the pro-rated portion of any such unvested PSUs for which Executive provided services to the Company over the course of the applicable performance period and the Consulting Term, as applicable).

Except as expressly provided in this Section 2(a)(iv), all RSUs and PSUs shall remain subject to the terms and conditions of such awards, the 2013 Plan, the 2004 Plan and all applicable award agreements. Executive agrees to execute any documents necessary to permit the vesting of shares contemplated in this Section 2(a)(iv). For purposes of the continued vesting set forth in this Section 2(a)(iv) and for purposes of the exercise of vested options to purchase stock of the Company, Executive’s service as a consultant during the Consulting Term shall be deemed continued service under the Company’s equity plans, programs or agreements.

v)Pro-Rata Bonus for FY 2019. If Executive is still employed in the position of Executive Vice President and CFO during a portion of the fiscal year 2019, Executive shall be granted a new performance award for fiscal year 2019 establishing a target award of Three Hundred Sixty-Four Thousand Dollars ($364,000.00) and making Executive eligible for a pro-rata bonus regardless of whether Executive is employed at the end of such fiscal year. The level of achievement against the target will be based on the Company’s determination of the Performance Measurement percentage (“PM %”) as specified in the new Notice of Grant for such fiscal year, which will be consistent with the Company’s Performance Measurement applied to the Company’s senior executive officers. Executive’s bonus shall then be calculated as follows:

(PM % x $364,000) x # days employed as EVP and CFO in FY 2019
371 days in FY 2019

The pro-rata bonus, if any, less all applicable withholdings, will be paid to Executive during 2019 when such bonuses are paid to the senior executive officers as provided in the Notice of Grant of Performance Units under the 2013 Plan, provided that Executive has executed and returned a valid Second Supplemental Release under Section 9 within the time deadline required by the Company, but in no event later than December 15, 2019. For clarity, only the days of employment in the position of Executive Vice President and CFO shall count for the purposes of this calculation and potential pro-rata bonus payout; days serving as an employee not in these positions or as a consultant shall not count.

(b)Outplacement. Executive shall be entitled to receive outplacement benefits for a twelve (12) month period, pursuant to an outplacement program of the Company’s choosing, to commence will commence within ten (10) calendar days after his Separation Date.

(c)Other Benefits. As of the Separation Date, Executive shall not be entitled to medical, dental, vision, life, disability, accidental death and dismemberment insurance benefits, or any other employee welfare benefits, and shall not be an active participant in the Company’s 401(k) Plan (the “401(k) Plan”), the Company’s 2005 Employee Stock Purchase Plan (the “ESPP”), the Severance Plan or any other plan of any type. For the avoidance of doubt, Executive will not be eligible to contribute to his 401(k) Plan or ESPP from any payments received under this Agreement for periods after the Separation Date, except for his regular salary paid for employment up to the Separation Date. Nothing in this Agreement, however, shall be deemed to limit Executive’s continuation coverage rights under COBRA or Executive’s vested rights, if any, under the 401(k) Plan, ESPP or any other Company plan, and the terms of those plans shall govern.

(d)Benefits in Lieu of Any Other Separation or Severance Benefits. Executive acknowledges that the compensation and benefits available to him under this Agreement are in lieu of any compensation and benefits he would be eligible to receive under any other agreement or Company plan upon the termination of his employment for any reason, including, but not limited to, the Severance Plan, the 2013 Plan, the 2004 Plan or under any other agreements with or plans of the Company. Accordingly, and for the avoidance of doubt, Executive hereby waives any other severance, separation or post-termination compensation or benefits (including any potential acceleration of vesting of equity awards) available to him under any other agreement or plan, including but not limited to the Severance Plan, the 2013 Plan and his related Award Agreements in the event his employment is terminated at any time for any reason, including for death or disability, after execution of this Agreement.

(e)Death or Disability of Executive. In the event that Executive’s employment is terminated by the Company during the Transition Period due to his Disability or due to Executive’s death, or if Executive becomes disabled due to a Disability or dies during the

Consulting Term before all of the compensation and benefits under Section 2(a) have been paid, then Executive or his estate, in the event of death, will be entitled to receive the compensation and benefits set forth in Section 2(a) in accordance with its terms. For purposes of this Agreement, “Disability” means a medically determinable physical or mental impairment resulting in Executive’s inability to perform his regular position or any substantially similar position, where such impairment has lasted or can be expected to last for a continuous period of not less than six months. The determination of whether or not Executive has a Disability will be made by the Company in good faith in its sole discretion, and such determination shall be conclusive, final and binding upon all parties.

3.    SPECIAL CONSULTING SERVICES.

(a)Term and Nature of Services. Beginning immediately following the Separation Date and continuing until the end of the twelve (12) month period following the Separation Date (the “Consulting Term”), Executive shall serve as a special consultant (“Consultant”) to the Company, and will report to and perform duties assigned by the Company’s Chief Executive Officer (the “CEO”) or his or her designee (hereafter, the “Consulting Arrangement”). Executive shall be available to provide services as a Consultant at such times and in such amounts, as requested by the CEO and/or as necessary; provided that such services shall not exceed ten percent (10%) of Executive’s average amount of work time during the thirty-six (36) month period prior to the Separation Date, in order to ensure that Executive’s separation from employment with the Company is considered a “Separation from Service” within the meaning of Section 409A of the Internal Revenue Code. The Company shall provide Executive with appropriate office space and assistance during the Consulting Term as needed and reasonably agreed by the parties.
(b)Compensation for Consulting Services. The Separation Benefits set forth in Section 2 shall be deemed full compensation for the delivery of services as a Consultant.
(c)Independent Contractor Status. The parties hereby acknowledge and agree that Executive’s provision of services as a Consultant shall be provided strictly as an independent contractor. Nothing in this Agreement shall be construed to render Executive an employee, co-venturer, agent, or other representative of the Company during the Consulting Term. Executive understands that he must comply with all tax laws applicable to a self-employed individual, including the filing of any necessary tax returns and the payment of all income and self-employment taxes. The Company shall not be required to withhold from any payments of the consulting fee any state or federal income taxes or to make payments for Social Security tax, unemployment insurance, or any other payroll taxes, except as otherwise required for the Separation Benefits set forth in Section 2. The Company shall not be responsible for, and shall not obtain, worker’s compensation, disability benefits insurance, or unemployment security insurance coverage for Executive. Executive is not eligible for, nor entitled to, and shall not participate in, any of the Company’s benefit plans. Consistent with his duties and obligations under this Consulting Agreement, Executive shall, at all times, maintain sole and exclusive control over the manner and method by which he performs his services as a Consultant.
(d)Early Termination of Consulting Term. The Company may terminate the

Consulting Term early only if Executive has engaged in conduct that constitutes Cause. For purposes of this Section 3(d), “Cause” shall mean: (i) willful misconduct in the performance of consulting services, after being advised in writing and being given a period of at least 10 days to remedy such misconduct, except no such 10-day period will be given in the event that the misconduct cannot, by its nature, be reasonably expected to be remedied; (ii) conviction of or entering of a guilty plea or plea of no contest with respect to a felony, a crime of moral turpitude or any other crime with respect to which imprisonment is a possible punishment; or (iii) breach by Executive of a material term of this Agreement, after being advised in writing of such breach or violation and being given a period of at least 10 days to remedy such breach or violation. Provided, however, that if the Company terminates the Consulting Term for the grounds set forth in this Section 3(d)(i) or (ii) before all Separation Benefits under Section 2 have been paid, Executive shall nevertheless be entitled to the Separation Benefits under Sections 2(a)(i), (ii) and (iii), but Executive shall not be entitled to any further benefits under Section 2(a)(iv), and all unvested RSUs or PSUs as of the date the Consulting Term is terminated shall be forfeited; provided, further, that in the event that the Company has terminated the Consulting Term for Cause under this Section 3(d), Executive shall nevertheless be obligated to comply with the Noncompetition Agreement to the same extent as Executive would have been obligated had the Consulting Term not been terminated early.
(e)Continued Service. For clarity and the avoidance of doubt, Executive’s service as a consultant during the Consulting Term shall be deemed continued service for purposes of commencement of any exercise periods for options or for continued vesting of equity awards under the Company’s plans, programs or agreements
(f)Indemnification During Consulting Term. During the Consulting Term, in connection with the provision of consulting services, Executive shall be a person entitled to indemnification to the maximum extent permitted by applicable law, including any indemnification provided under Article IX, Section 3 of the Company’s Bylaws.

4.    EMPLOYEE AGREEMENTS REGARDING CONFIDENTIAL INFORMATION, INTELLECTUAL PROPERTY AND NONCOMPETITION.

(a)Executive is subject to two separate agreements with the Company entitled Employee Agreement Regarding Confidential Information, Intellectual Property and Noncompetition, dated October 1, 2002 and September 1, 2006 (individually the “2002 Noncompetition Agreement” and the “2006 Noncompetition Agreement,” respectfully, and collectively the “Noncompetition Agreements”). Executive specifically acknowledges and ratifies his obligations under these Noncompetition Agreements. In addition, in consideration of the benefits under this Agreement, and in light of Executive’s continuing role as a Consultant following the Separation Date, Executive and the Company hereby amend the 2002 Noncompetition Agreement and the 2006 Noncompetition Agreement to provide that: (a) Sections 1 through 14 of the 2002 Noncompetition Agreement and the 2006 Noncompetition Agreement will apply during the Consulting Term to the same extent as such provisions would apply if Executive was still employed, and (b) the post termination restrictions set forth in Section 11 of the 2002 Noncompetition Agreement and the 2006 Noncompetition Agreement shall be extended to apply until September 30, 2021.

(b)Executive acknowledges that his failure to abide by the Noncompetition Agreements, as amended herein, would cause irreparable harm to the Company for which legal remedies would be inadequate. Therefore, Executive and the Company agree to further amend the Noncompetition Agreements to provide that in addition to any legal or other relief to which the Company may be entitled by virtue of Executive’s failure to abide by the Noncompetition Agreements, as amended herein: (i) the Company will be released of its obligations under this Agreement to provide any Separation Benefits, including but not limited to those otherwise available pursuant to Section 2 hereof, Executive shall immediately forfeit any unvested RSUs or PSUs as of the date of Executive’s breach and any vested RSUs or PSUs that have vested after the Separation Date pursuant to Section 2(a)(iv) of this Agreement shall be cancelled; (ii) the Company may seek legal and equitable relief, including but not limited to preliminary and permanent injunctive relief, for Executive’s actual or threatened failure to abide by the Noncompetition Agreements, as amended herein; and (iii) Executive will return all post-termination payments received pursuant to this Agreement and Executive shall pay to the Company any gain realized on the vesting, exercise, settlement, sale, transfer or other disposition of equity-based awards that were subject to continued vesting or acceleration of vesting following the Separation Date pursuant to Section 2(a)(iv) of this Agreement. In the event that the Company exercises its right to discontinue payments under this Section 4(b) and/or Executive returns all post-termination payments received pursuant to this Agreement, Executive shall remain obligated to abide by the terms of this Agreement and the provisions in the Noncompetition Agreements, as amended herein, related to (i) maintaining the Company’s “Confidential Information” (as defined in the Noncompetition Agreements) as confidential, as required by the Noncompetition Agreements; and (ii) not inducing or attempting to influence any employee of the Company to terminate his or her employment with the Company as set forth in Section 11(a)(iv) of the 2002 Noncompetition Agreement and in Section 11(b)(iv) of the 2006 Noncompetition Agreement, but Executive shall be released from the restrictions set forth in Section 11(a)(i), (ii) and (iii) of the 2002 Noncompetition Agreement and in Section 11(b)(i), (ii) and (iii) of the 2006 Noncompetition Agreement.

5.    COMPANY PROPERTY. Upon the Separation Date, or if earlier as requested by the Company, Executive shall: (i) deliver to the Company all records, memoranda, data, documents and other property of any description which refer or relate in any way to trade secrets or confidential information, including all copies thereof, which are in his possession, custody or control; (ii) deliver to the Company all Company property (including, but not limited to, keys, credit cards, computers, client files, contracts, proposals, work in process, manuals, forms, computer stored work in process and other computer data, research materials, other items of business information concerning any Company customer or client or potential prospect to purchase some or all of the Company’s assets, or Company business or business methods, including all copies thereof) which is in his possession, custody or control; and (iii) prior to the Separation Date, and if necessary during the Consulting Term, fully cooperate with the Company in winding up his work and transferring that work to other individuals designated by the Company.

6.    COOPERATION. Executive agrees that he will assist and cooperate with the Company in connection with the preparation of the Company’s financial statements or financial disclosures, the defense or prosecution of any claim that may be made against or by the

Company, or in connection with any ongoing or future investigation or dispute or claim of any kind involving the Company, including any proceeding before any arbitral, administrative, judicial, legislative, or other body or agency, including testifying in any proceeding to the extent such claims, investigations or proceedings relating to services performed or required to be performed by Executive, pertinent knowledge possessed by Executive, or any act or omission by Executive. Executive further agrees to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Section 6. The Company shall make reasonable efforts to minimize disruption of the Executive's other activities. The Company shall reimburse the Executive for reasonable expenses incurred in connection with such cooperation. To the extent such cooperation or assistance is requested by the Company after the end of the Consulting Term, the Company will pay to Executive a reasonable hourly compensation for his time and reimburse him for his reasonable out-of-pocket expenses.

7.    ADEQUACY OF CONSIDERATION. Executive acknowledges that the benefits available to him under this Agreement are significant, and constitute adequate consideration for the releases of claims, under Sections 8 and 9 of this Agreement, including the Supplemental General Release Agreements under Section 9.

8.    CURRENT GENERAL RELEASE OF ALL CLAIMS.

(a)General Release of all Claims. Executive knowingly and voluntarily releases and forever discharges the Company, its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this Agreement as "Releasees"), of and from any and all claims, known and unknown, asserted or unasserted, which the Executive has or may have against Releasees as of the date of execution of this Agreement and General Release, including, but not limited to, any alleged violation of, or claim under:

•	Title VII of the Civil Rights Act of 1964;

•	Sections 1981 through 1988 of Title 42 of the United States Code;

•	The Employee Retirement Income Security Act of 1974 ("ERISA") (except for any vested benefits under any tax qualified benefit plan);

•	The Immigration Reform and Control Act; The Americans with Disabilities Act of 1990; including the Americans with Disabilities Act Amendments Act;

•	The Age Discrimination in Employment Act of 1967 (“ADEA”); The Worker Adjustment and Retraining Notification Act;

•	The Fair Credit Reporting Act;

•	The Family and Medical Leave Act;

•	The Equal Pay Act;

•	any and all applicable state labor and employment laws;

•	any other federal, state or local law, rule, regulation, or ordinance;

•
any public policy, contract, tort, or common law of any state relating to employment, including but not limited to claims for wrongful discharge, defamation, invasion of privacy, infliction of emotional distress, negligence, interference with contract; or any public policy, contract, tort, or common law;

•	or any basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters.

(b)Covenant Not To Sue. In consideration of the benefits offered to Executive, Executive will not sue Releasees on any of the released claims or on any matters relating to his employment arising before the execution of this Agreement other than with respect to the Reserved Claims, including but not limited to claims under the ADEA, or join as a party with others who may sue Releasees on any such claims; provided, however, this paragraph will not bar a challenge under the OWBPA to the enforceability of the waiver and release of ADEA claims set forth in this Agreement, the Reserved Claims, or where otherwise prohibited by law. If Executive does not abide by this paragraph, then (i) he will return all monies received under this Agreement and indemnify Releasees for all expenses incurred in defending the action, and (ii) Releasees will be relieved of their obligations hereunder.
(c)Claims Not Released. Executive is not waiving any rights he/she may have to: (a) his own employee benefits due under the Company’s health, welfare, or retirement benefit plans as of the Termination Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this Agreement; (d) enforce this Agreement; (e) rights to indemnification and related insurance coverages, (f) rights as a shareholder of the Company, and/or (g) challenge the validity of this Agreement.
(d)Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Executive waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which the Company or any other Releasee identified in this Agreement is a party.
9.    SUPPLEMENTAL GENERAL RELEASES. Executive agrees that he, or in the event of his death or Disability (rendering him unable to act on his own), his estate or representative under a valid power of attorney, as applicable, will execute the First Supplemental General Release Agreement, attached hereto as Exhibit A, no earlier than the Separation Date, and no later than five (5) days after the Separation Date, the Second Supplemental Release, attached hereto as Exhibit B, once the Company notifies Executive of the amount of his pro-rata bonus under Section 2(a)(v), if any, but prior to his receipt of such bonus, and the Third Supplemental Release, attached hereto as Exhibit C, on the last day of the Consulting Term.

10.    RIGHT TO REVIEW. The Company delivered this Agreement, containing the release language set forth in Sections 8 and 9, to Executive on June 4, 2018 (the “Notification Date”), and informed him that it desires that he have adequate time and opportunity to review and understand the consequences of entering into it. The Company advises Executive as follows: (a) Executive should consult with his attorney prior to executing the Agreement; and (b) Executive has 21 days from the Notification Date within which to consider it. Executive must return an executed copy of the Agreement to the Company on or before the 22nd day following the Notification Date. Executive acknowledges and understands that he is not required to use the entire 21-day review period and may execute and return this Agreement at any time before the 22nd day following the Notification Date. If, however, Executive does not execute and return an executed copy of this Agreement on or before the 22nd day following the Notification Date, this Agreement shall become null and void. This executed Agreement shall be returned to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.
11.    REVOCATION. Executive may revoke the Agreement during the seven (7) day period immediately following his execution of it. This Agreement will not become effective or enforceable until the revocation period has expired. To revoke this Agreement, a written notice of revocation must be delivered to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.
12.    AGENCY CHARGES/INVESTIGATIONS. Executive affirms that Executive is not aware of, nor has been retaliated against, for reporting any allegations of wrongdoing by the Company or its directors or officers, including any allegations of corporate fraud, misrepresentation or misconduct. Executive affirms that, to the best of Executive’s knowledge, the Company has provided accurate and transparent financial information to its shareholders and the public and abided by all provisions of all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002. Both Parties acknowledge that this Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency, as outlined in this Section 12. Nothing in this Agreement prohibits or prevents Executive from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblower proceeding or other proceeding before any federal, state, or local government agency (e.g. EEOC, NLRB, SEC., etc.) (“Government Agency”), nor does anything in this Agreement preclude, prohibit, or otherwise limit, in any way, Executive’s rights and abilities to contact, communicate with, report matters to, or otherwise participate in any whistleblower program administered by any such agencies. Executive further understands that this Agreement does not limit Executive's or the Company’s ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency in connection with reporting a possible securities law violation, or other violation of law, without notice to the Company. Nothing in this Agreement or any other agreement limits Executive’s right to receive an award for information provided to any Government Agency/SEC staff.

13.    NONDISPARAGEMENT. Executive agrees that he shall not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the Company, or any of its employees or officers, and existing and prospective customers, suppliers, investors and other associated third parties, now or in the future. The foregoing restrictions will not apply to any statements that are made truthfully in response to a subpoena or other compulsory legal process. The Company agrees that its executive officers and the members of its Board of Directors will not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the Executive, now or in the future. The foregoing restrictions will not apply to any statements that are made truthfully in response to a subpoena or other compulsory legal process. This Section 13 does not, in any way, restrict or impede Executive from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency.
14.    DISCLAIMER OF LIABILITY. Nothing in this Agreement is to be construed as either an admission of liability or admission of wrongdoing on the part of either party, each of which denies any liabilities or wrongdoing on its part.
15.    GOVERNING LAW. This Agreement shall be construed, interpreted, and governed in accordance with and by North Carolina law and the applicable provisions of federal law, including but not limited to the ADEA and the OWBPA (“Applicable Federal Law”). Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the laws of the state of North Carolina, including its statutes of limitations, except for Applicable Federal Law, without giving effect to any North Carolina conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. Both Executive and the Company acknowledge and agree that the state or federal courts located in North Carolina have personal jurisdiction over them and over any dispute arising under this Agreement, and both Executive and the Company irrevocably consent to the jurisdiction of such courts.
16.    ENTIRE AGREEMENT. Except as expressly provided herein, this Agreement: (i) supersedes and cancels all other understandings and agreements, oral or written, with respect to Executive’s employment with the Company; (ii) supersedes all other understandings and agreements, oral or written, between the parties with respect to the subject matter of this Agreement; and (iii) constitutes the sole agreement between the parties with respect to this subject matter. Each party acknowledges that: (i) no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement; and (ii) no agreement, statement or promise not contained in this Agreement shall be valid. No change or modification of this Agreement shall be valid or binding upon the parties unless such change or modification is in writing and is signed by the parties.
17.    SEVERABILITY; SEPARATE AND INDEPENDENT COVENANTS. If any portion, provision, or part of this Agreement is held, determined, or adjudicated by any court of competent jurisdiction to be invalid, unenforceable, void, or voidable for any reason whatsoever, each such portion, provision, or part shall be severed from the remaining portions, provisions, or parts of this Agreement, and such determination or adjudication shall not affect the validity or enforceability of such remaining portions, provisions, or parts.
18.    SECTION 409A OF THE INTERNAL REVENUE CODE.

(a)Parties’ Intent. The parties intend that all payments or benefits hereunder shall either qualify for an exemption from or comply with the applicable rules governing non-qualified deferred compensation under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder (collectively, “Section 409A”) and all provisions of this Agreement shall be construed in a manner consistent with such intention. If any provision of this Agreement (or of any award of compensation, including equity compensation or benefits) would cause Executive to incur any additional tax or interest under Section 409A, the Company shall, upon the specific request of Executive, use its reasonable business efforts to in good faith reform such provision to be exempt from, or comply with, Code Section 409A; provided, that to the maximum extent practicable, the original intent and economic benefit to Executive and the Company of the applicable provision shall be maintained, and the Company shall have no obligation to make any changes that could create any material additional economic cost or loss of material benefit to the Company. Notwithstanding the foregoing, the Company shall have no liability with regard to any failure to comply with Section 409A, provided that the Company acted in good faith and in a prudent manner to comply with Section 409A. If a payment that is deferred compensation subject to Section 409A is subject to satisfaction of a release requirement and the period for satisfying the release requirement begins in one calendar year and ends in the following calendar year (the “Release Satisfaction Period”), then any amount becoming payable during the Release Satisfaction Period shall not be paid until the later calendar year.
(b)Separation from Service. A termination of employment or separation from service shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits that constitute nonqualified deferred compensation within the meaning of Section 409A upon or following a termination of employment or separation from service unless such termination also constitutes a “Separation from Service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment,” “separation from service” or like terms shall mean Separation from Service.
(c)Delayed Distribution to Specified Employees. If the Company determines in accordance with Sections 409A and 416(i) of the Code and the regulations promulgated thereunder, in the Company’s sole discretion, that a delay in benefits provided under this Agreement is necessary to comply with Code Section 409A(A)(2)(B)(i) since Executive is a Specified Employee thereunder, then any post separation payments and any continuation of benefits or reimbursement of benefit costs provided by this Agreement, and not otherwise exempt from Section 409A, shall be delayed for a period of six (6) months following the date of Executive’s separation from service (the “409A Delay Period”). In such event, any post separation payments and the cost of any continuation of benefits provided under this Agreement that would otherwise be due and payable to Executive during the 409A Delay Period shall not commence until, and shall be made to Executive in a lump sum cash amount on the first business day after the date that is six (6) months following Executive’s Separation from Service and in such event the initial payment shall include a catch-up amount covering amounts that would otherwise have been paid during the six-month period following Executive’s Separation from Service.
19.    OTHER TAXES. Executive shall have sole responsibility for the payment of any and all income taxes and/or excise taxes arising from or due on account of any payment made or benefit provided by the Company under this Agreement.
20.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.
21.    WAIVER OF BREACH. A waiver of any breach of this Agreement shall not constitute a waiver of any other provision of this Agreement or any subsequent breach of this Agreement.
(Signature Page Follows)

(Signature page to Separation, General Release and Consulting Agreement)

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day and year written below.

CREE, INC.

By:	/s/ Bradley D. Kohn

Name:	Bradley D. Kohn

Title:	SVP–Legal & General Counsel

Date:	June 7, 2018

MICHAEL E. MCDEVITT

By:	/s/ Michael E. McDevitt

Date:	June 7, 2018

EXHIBIT A
SEPARATION, RELEASE AND CONSULTING AGREEMENT

FIRST SUPPLEMENTAL GENERAL RELEASE AGREEMENT
This First Supplemental General Release Agreement (the “First Supplemental General Release Agreement”) is made and entered into by Cree, Inc. (the “Company”) and Michael E. McDevitt (“Executive”). Throughout the remainder of the First Supplemental General Release Agreement, the Company and Executive may be collectively referred to as “the parties.”

The parties executed a Separation, Release and Consulting Agreement (the “Agreement”) on June 7, 2018, under which Executive resigned from his employment as the Executive Vice President and Chief Financial Officer of the Company, and provided for consulting services thereafter during the Consulting Term. Capitalized terms not defined in this First Supplemental General Release Agreement shall have the definitions given to them in the Agreement.

As a condition of the Company’s agreement to the terms of the Agreement, Executive agreed to, among other things, execute this First Supplemental General Release Agreement on or within five (5) days after the Separation Date.

Executive represents that he has carefully read this entire First Supplemental General Release Agreement, understands its consequences, and voluntarily enters into it.

In consideration of the above and the mutual promises set forth in the Agreement and this First Supplemental General Release Agreement, Executive and the Company agree as follows:

1.SUPPLEMENTAL GENERAL RELEASE OF ALL CLAIMS.

(a)In consideration of the benefits conferred by the Agreement, and pursuant to his obligation under Section 9 of the Agreement, Executive knowingly and voluntarily releases and forever discharges the Company, its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this First Supplemental General Release Agreement as "Releasees"), of and from any and all claims, known and unknown, asserted or unasserted, which the Executive has or may have against Releasees as of the date of execution of this First Supplemental General Release Agreement and General Release, including, but not limited to, any alleged violation of, or claim under:

•	Title VII of the Civil Rights Act of 1964;

•	Sections 1981 through 1988 of Title 42 of the United States Code;

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•	The Employee Retirement Income Security Act of 1974 ("ERISA") (except for any vested benefits under any tax qualified benefit plan);

•	The Immigration Reform and Control Act; The Americans with Disabilities Act of 1990; including the Americans with Disabilities Act Amendments Act;

•	The Age Discrimination in Employment Act of 1967 (“ADEA”); The Worker Adjustment and Retraining Notification Act;

•	The Fair Credit Reporting Act;

•	The Family and Medical Leave Act;

•	The Equal Pay Act;

•	any and all applicable state labor and employment laws;

•	any other federal, state or local law, rule, regulation, or ordinance;

•
any public policy, contract, tort, or common law of any state relating to employment, including but not limited to claims for wrongful discharge, defamation, invasion of privacy, infliction of emotional distress, negligence, interference with contract; or any public policy, contract, tort, or common law;

•	or any basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters.

(b)Covenant Not To Sue. In consideration of the benefits offered to Executive, Executive will not sue Releasees on any of the released claims or on any matters relating to his employment arising before the execution of this First Supplemental General Release Agreement other than with respect to the Reserved Claims, including but not limited to claims under the ADEA, or join as a party with others who may sue Releasees on any such claims; provided, however, this paragraph will not bar a challenge under the OWBPA to the enforceability of the waiver and release of ADEA claims set forth in this First Supplemental General Release Agreement, the Reserved Claims, or where otherwise prohibited by law. If Executive does not abide by this paragraph, then (i) he will return all monies received under the Agreement and indemnify Releasees for all expenses incurred in defending the action, and (ii) Releasees will be relieved of their obligations hereunder.

(c)Claims Not Released. Executive is not waiving any rights he/she may have to: (a) his own employee benefits due under the Company’s health, welfare, or retirement benefit plans as of the Termination Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this First Supplemental General Release Agreement; (d) enforce this First Supplemental General Release Agreement; (e) rights to indemnification and related insurance coverages, (f) rights as a shareholder of the Company, and/or (g) challenge the validity of this First Supplemental General Release Agreement.

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(d)Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Executive waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which the Company or any other Releasee identified in this First Supplemental General Release Agreement is a party.

2.RIGHT TO REVIEW. The Company delivered to Executive via email this First Supplemental General Release Agreement, containing the release language set forth in Sections 1 and 2, or around June 4, 2018 (the “Notification Date”) and informs him hereby that it desires that he have adequate time and opportunity to review and understand the consequences of entering into it. Accordingly, the Company advises Executive as follows: (a) Executive should consult with his attorney prior to executing the First Supplemental General Release Agreement; and (b) Executive has more than 21 days from the Notification Date within which to consider whether to execute the First Supplemental General Release Agreement. Executive must return an executed copy of the First Supplemental General Release Agreement to the Company within 5 days following the Separation Date Term under Section 1 of the Agreement, but not before the Separation Date. The executed First Supplemental General Release Agreement should be returned to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.

3.REVOCATION. Executive may revoke the First Supplemental General Release Agreement during the seven (7) day period immediately following his execution of it. This First Supplemental General Release Agreement will not become effective or enforceable until the revocation period has expired. To revoke this First Supplemental General Release Agreement, a written notice of revocation must be delivered to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.

4.AGENCY CHARGES/INVESTIGATIONS. Executive affirms that Executive is not aware of, nor has been retaliated against, for reporting any allegations of wrongdoing by the Company or its directors or officers, including any allegations of corporate fraud, misrepresentation or misconduct. Executive affirms that, to the best of Executive’s knowledge, the Company has provided accurate and transparent financial information to its shareholders and the public and abided by all provisions of all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002. Both Parties acknowledge that this First Supplemental General Release Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency, as outlined in this Section 4. Nothing in this First Supplemental General Release Agreement prohibits or prevents Executive from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblower proceeding or other proceeding before any federal, state, or local government agency (e.g. EEOC, NLRB, SEC., etc.) (“Government Agency”), nor does anything in this First Supplemental General Release Agreement preclude, prohibit, or otherwise limit, in any way, Executive’s rights and abilities to contact, communicate with, report matters to, or otherwise participate in any whistleblower program administered by any such agencies.

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Executive further understands that this First Supplemental General Release Agreement does not limit Executive's or the Company’s ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency in connection with reporting a possible securities law violation, or other violation of law, without notice to the Company. Nothing in this First Supplemental General Release Agreement or any other agreement limits Executive’s right to receive an award for information provided to any Government Agency/SEC staff.

5.DISCLAIMER OF LIABILITY. Nothing in this First Supplemental General Release Agreement or in the Agreement is to be construed as either an admission of liability or admission of wrongdoing on the part of either party, each of which denies any liabilities or wrongdoing on its part.

6.GOVERNING LAW. This First Supplemental General Release Agreement shall be construed, interpreted, and governed in accordance with and by North Carolina law and the applicable provisions of federal law, including but not limited to the ADEA and the OWBPA (“Applicable Federal Law”). Any and all claims, controversies, and causes of action arising out of or relating to this First Supplemental General Release Agreement or to the Agreement, whether sounding in contract, tort, or statute, shall be governed by the laws of the state of North Carolina, including its statutes of limitations, except for Applicable Federal Law, without giving effect to any North Carolina conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. Both Executive and the Company acknowledge and agree that the state or federal courts located in North Carolina have personal jurisdiction over them and over any dispute arising under this First Supplemental General Release Agreement or to the Agreement, and both Executive and the Company irrevocably consent to the jurisdiction of such courts

7.ENTIRE AGREEMENT. Except for the Agreement, this First Supplemental General Release Agreement and the Second Supplemental General Release Agreement, and as expressly provided herein and therein, this First Supplemental General Release Agreement: (i) supersedes and cancels all other understandings and agreements, oral or written, with respect to Executive’s employment with the Company; (ii) supersedes all other understandings and agreements, oral or written, between the parties with respect to the subject matter of the Agreement; and (iii) constitutes the sole agreement between the parties with respect to this subject matter. Each party acknowledges that: (i) no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in the Agreement, this First Supplemental General Release Agreement or the Second Supplemental General Release Agreement; and (ii) no agreement, statement or promise not contained in Agreement, this First Supplemental General Release Agreement or the Second Supplemental General Release Agreement shall be valid. No change or modification of this First Supplemental General Release Agreement or in the Agreement shall be valid or binding upon the parties unless such change or modification is in writing and is signed by the parties.

8.SEVERABILITY. If any portion, provision, or part of this First Supplemental General Release Agreement is held, determined, or adjudicated by any court of competent jurisdiction to be invalid, unenforceable, void, or voidable for any reason whatsoever, each such

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portion, provision, or part shall be severed from the remaining portions, provisions, or parts of this First Supplemental General Release Agreement, and such determination or adjudication shall not affect the validity or enforceability of such remaining portions, provisions, or parts.

9.COUNTERPARTS. This First Supplemental General Release Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Any party hereto may execute this First Supplemental General Release Agreement by signing any such counterpart.

10.WAIVER OF BREACH. A waiver of any breach of this First Supplemental General Release Agreement, the Agreement, the Second Supplemental General Release Agreement or the Third Supplemental General Release Agreement shall not constitute a waiver of any other provision of this First Supplemental General Release Agreement, the Agreement, the Second Supplemental General Release Agreement or the Third Supplemental General Release Agreement or any subsequent breach of such agreements.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS FIRST SUPPLEMENTAL GENERAL RELEASE AGREEMENT AS OF THE DAY AND YEAR WRITTEN BELOW.

CREE, INC.

By:

Name:

Title:

Date:

MICHAEL E. MCDEVITT

By:

Date:

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EXHIBIT B
SEPARATION, RELEASE AND CONSULTING AGREEMENT

SECOND SUPPLEMENTAL GENERAL RELEASE AGREEMENT
This Second Supplemental General Release Agreement (the “Second Supplemental General Release Agreement”) is made and entered into by Cree, Inc. (the “Company”) and Michael McDevitt (“Executive”). Throughout the remainder of the Supplemental General Release Agreement, the Company and Executive may be collectively referred to as “the parties.”

The parties executed a Separation, Release and Consulting Agreement (the “Agreement”) on June 7, 2018, under which Executive resigned from his employment as the Executive Vice President and Chief Financial Officer of the Company, and provided for consulting services thereafter during the Consulting Term. Capitalized terms not defined in this Second Supplemental General Release Agreement shall have the definitions given to them in the Agreement.

As a condition of the Company’s agreement to the terms of the Agreement, Executive agreed to, among other things, execute this Second Supplemental General Release Agreement once the Company notifies Executive of the amount of his pro-rata bonus under Section 2(a)(v) of the Agreement, if any, but prior to his receipt of such bonus.

Executive represents that he has carefully read this entire Second Supplemental General Release Agreement, understands its consequences, and voluntarily enters into it.

In consideration of the above and the mutual promises set forth in the Agreement and this Second Supplemental General Release Agreement, Executive and the Company agree as follows:
1.SUPPLEMENTAL GENERAL RELEASE OF ALL CLAIMS.

(a)In consideration of the benefits conferred by the Agreement, and pursuant to his obligation under Section 9 of the Agreement, Executive knowingly and voluntarily releases and forever discharges the Company, its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this Second Supplemental General Release Agreement as "Releasees"), of and from any and all claims, known and unknown, asserted or unasserted, which the Executive has or may have against Releasees as of the date of execution of this Second Supplemental General Release Agreement and General Release, including, but not limited to, any alleged violation of, or claim under:

•	Title VII of the Civil Rights Act of 1964;

•	Sections 1981 through 1988 of Title 42 of the United States Code;

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•	The Employee Retirement Income Security Act of 1974 ("ERISA") (except for any vested benefits under any tax qualified benefit plan);

•	The Immigration Reform and Control Act; The Americans with Disabilities Act of 1990; including the Americans with Disabilities Act Amendments Act;

•	The Age Discrimination in Employment Act of 1967 (“ADEA”); The Worker Adjustment and Retraining Notification Act;

•	The Fair Credit Reporting Act;

•	The Family and Medical Leave Act;

•	The Equal Pay Act;

•	any and all applicable state labor and employment laws;

•	any other federal, state or local law, rule, regulation, or ordinance;

•
any public policy, contract, tort, or common law of any state relating to employment, including but not limited to claims for wrongful discharge, defamation, invasion of privacy, infliction of emotional distress, negligence, interference with contract; or any public policy, contract, tort, or common law;

•	or any basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters.

(b)Covenant Not To Sue. In consideration of the benefits offered to Executive, Executive will not sue Releasees on any of the released claims or on any matters relating to his employment arising before the execution of this Second Supplemental General Release Agreement other than with respect to the Reserved Claims, including but not limited to claims under the ADEA, or join as a party with others who may sue Releasees on any such claims; provided, however, this paragraph will not bar a challenge under the OWBPA to the enforceability of the waiver and release of ADEA claims set forth in this Second Supplemental General Release Agreement, the Reserved Claims, or where otherwise prohibited by law. If Executive does not abide by this paragraph, then (i) he will return all monies received under this Second Supplemental General Release Agreement and indemnify Releasees for all expenses incurred in defending the action, and (ii) Releasees will be relieved of their obligations hereunder.

(c)Claims Not Released. Executive is not waiving any rights he/she may have to: (a) his own employee benefits due under the Company’s health, welfare, or retirement benefit plans as of the Termination Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this Second Supplemental General Release Agreement; (d) enforce this Second Supplemental General Release Agreement; (e) rights to

2

indemnification and related insurance coverages, (f) rights as a shareholder of the Company, and/or (g) challenge the validity of this Second Supplemental General Release Agreement.

(d)Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Executive waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in the Company or any other Releasee identified in this Second Supplemental General Release Agreement is a party.

2.RIGHT TO REVIEW. The Company delivered to Executive via email this Second Supplemental General Release Agreement, containing the release language set forth in Sections 1 and 2, or around June 4, 2018 (the “Notification Date”) and informs him hereby that it desires that he have adequate time and opportunity to review and understand the consequences of entering into it. Accordingly, the Company advises Executive as follows: (a) Executive should consult with his attorney prior to executing the Second Supplemental General Release Agreement; and (b) Executive has more than 21 days from the Notification Date within which to consider whether to execute the Second Supplemental General Release Agreement. Executive must return an executed copy of the Second Supplemental General Release Agreement to the Company within ten (10) days following the notification to Executive of the amount of the pro-rata bonus under Section 2(a)(v) of the Agreement, but not before the Separation Date. The executed Second Supplemental General Release Agreement should be returned to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.

3.REVOCATION. Executive may revoke the Second Supplemental General Release Agreement during the seven (7) day period immediately following his execution of it. This Second Supplemental General Release Agreement will not become effective or enforceable until the revocation period has expired. To revoke this Second Supplemental General Release Agreement, a written notice of revocation must be delivered to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.

4.AGENCY CHARGES/INVESTIGATIONS. Executive affirms that Executive is not aware of, nor has been retaliated against, for reporting any allegations of wrongdoing by the Company or its directors or officers, including any allegations of corporate fraud, misrepresentation or misconduct. Executive affirms that, to the best of Executive’s knowledge, the Company has provided accurate and transparent financial information to its shareholders and the public and abided by all provisions of all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002. Both Parties acknowledge that this Second Supplemental General Release Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency, as outlined in this Section 4. Nothing in this Second Supplemental General Release Agreement prohibits or prevents Executive from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblower proceeding or other proceeding before any federal, state, or local government agency (e.g. EEOC, NLRB, SEC., etc.) (“Government Agency”), nor does anything in this Second Supplemental General Release Agreement preclude, prohibit, or

3

otherwise limit, in any way, Executive’s rights and abilities to contact, communicate with, report matters to, or otherwise participate in any whistleblower program administered by any such agencies. Executive further understands that this Second Supplemental General Release Agreement does not limit Executive's or the Company’s ability to communicate with any Government Agency or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency in connection with reporting a possible securities law violation, or other violation of law, without notice to the Company. Nothing in this Second Supplemental General Release Agreement or any other agreement limits Executive’s right to receive an award for information provided to any Government Agency/SEC staff.

5.DISCLAIMER OF LIABILITY. Nothing in this Second Supplemental General Release Agreement or in the Agreement is to be construed as either an admission of liability or admission of wrongdoing on the part of either party, each of which denies any liabilities or wrongdoing on its part.

6.GOVERNING LAW. This Second Supplemental General Release Agreement shall be construed, interpreted, and governed in accordance with and by North Carolina law and the applicable provisions of federal law, including but not limited to the ADEA and the OWBPA (“Applicable Federal Law”). Any and all claims, controversies, and causes of action arising out of or relating to this Second Supplemental General Release Agreement or to the Agreement, whether sounding in contract, tort, or statute, shall be governed by the laws of the state of North Carolina, including its statutes of limitations, except for Applicable Federal Law, without giving effect to any North Carolina conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. Both Executive and the Company acknowledge and agree that the state or federal courts located in North Carolina have personal jurisdiction over them and over any dispute arising under this Second Supplemental General Release Agreement or to the Agreement, and both Executive and the Company irrevocably consent to the jurisdiction of such courts

7.ENTIRE AGREEMENT. Except for the Agreement, the First Supplemental General Release Agreement and this Second Supplemental General Release Agreement, and as expressly provided herein and therein, this Second Supplemental General Release Agreement: (i) supersedes and cancels all other understandings and agreements, oral or written, with respect to Executive’s employment with the Company; (ii) supersedes all other understandings and agreements, oral or written, between the parties with respect to the subject matter of the Agreement; and (iii) constitutes the sole agreement between the parties with respect to this subject matter. Each party acknowledges that: (i) no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in the Agreement, the First Supplemental General Release Agreement or this Second Supplemental General Release Agreement; and (ii) no agreement, statement or promise not contained in the Agreement, the First Supplemental General Release Agreement or this Second Supplemental General Release Agreement shall be valid. No change or modification of the Agreement, the First Supplemental General Release Agreement or this Second Supplemental General Release Agreement shall be valid or binding upon the parties unless such change or modification is in writing and is signed by the parties.

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8.SEVERABILITY. If any portion, provision, or part of this Second Supplemental General Release Agreement is held, determined, or adjudicated by any court of competent jurisdiction to be invalid, unenforceable, void, or voidable for any reason whatsoever, each such portion, provision, or part shall be severed from the remaining portions, provisions, or parts of this Second Supplemental General Release Agreement, and such determination or adjudication shall not affect the validity or enforceability of such remaining portions, provisions, or parts.

9.COUNTERPARTS. This Second Supplemental General Release Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Any party hereto may execute this Second Supplemental General Release Agreement by signing any such counterpart.

10.WAIVER OF BREACH. A waiver of any breach of this Second Supplemental General Release Agreement, the Agreement, the First Supplemental General Release Agreement or the Second Supplemental General Release Agreement shall not constitute a waiver of any other provision of this Second Supplemental General Release Agreement, the Agreement, the First Supplemental General Release Agreement or the Second Supplemental General Release Agreement, or any subsequent breach of such agreements.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS SECOND SUPPLEMENTAL GENERAL RELEASE AGREEMENT AS OF THE DAY AND YEAR WRITTEN BELOW.

CREE, INC.

By:

Name:

Title:

Date:

MICHAEL E. MCDEVITT

By:

Date:

6

EXHIBIT C
SEPARATION, RELEASE AND CONSULTING AGREEMENT

THIRD SUPPLEMENTAL GENERAL RELEASE AGREEMENT
This Third Supplemental General Release Agreement (the “Third Supplemental General Release Agreement”) is made and entered into by Cree, Inc. (the “Company”) and Michael McDevitt (“Executive”). Throughout the remainder of the Supplemental General Release Agreement, the Company and Executive may be collectively referred to as “the parties.”

The parties executed a Separation, Release and Consulting Agreement (the “Agreement”) on June 7, 2018, under which Executive resigned from his employment as the Executive Vice President and Chief Financial Officer of the Company, and provided for consulting services thereafter during the Consulting Term. Capitalized terms not defined in this Third Supplemental General Release Agreement shall have the definitions given to them in the Agreement.

As a condition of the Company’s agreement to the terms of the Agreement, Executive agreed to, among other things, execute this Third Supplemental General Release Agreement on the last day of the Consulting Term.

Executive represents that he has carefully read this entire Third Supplemental General Release Agreement, understands its consequences, and voluntarily enters into it.

In consideration of the above and the mutual promises set forth in the Agreement and this Third Supplemental General Release Agreement, Executive and the Company agree as follows:
1.SUPPLEMENTAL GENERAL RELEASE OF ALL CLAIMS.

(a)In consideration of the benefits conferred by the Agreement, and pursuant to his obligation under Section 9 of the Agreement, Executive knowingly and voluntarily releases and forever discharges the Company, its parent corporation, affiliates, subsidiaries, divisions, predecessors, insurers, successors and assigns, and their current and former employees, attorneys, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this Third Supplemental General Release Agreement as "Releasees"), of and from any and all claims, known and unknown, asserted or unasserted, which the Executive has or may have against Releasees as of the date of execution of this Third Supplemental General Release Agreement and General Release, including, but not limited to, any alleged violation of, or claim under:

•	Title VII of the Civil Rights Act of 1964;

•	Sections 1981 through 1988 of Title 42 of the United States Code;

•	The Employee Retirement Income Security Act of 1974 ("ERISA") (except for any vested benefits under any tax qualified benefit plan);

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•	The Immigration Reform and Control Act; The Americans with Disabilities Act of 1990; including the Americans with Disabilities Act Amendments Act;

•	The Age Discrimination in Employment Act of 1967 (“ADEA”); The Worker Adjustment and Retraining Notification Act;

•	The Fair Credit Reporting Act;

•	The Family and Medical Leave Act;

•	The Equal Pay Act;

•	any and all applicable state labor and employment laws;

•	any other federal, state or local law, rule, regulation, or ordinance;

•
any public policy, contract, tort, or common law of any state relating to employment, including but not limited to claims for wrongful discharge, defamation, invasion of privacy, infliction of emotional distress, negligence, interference with contract; or any public policy, contract, tort, or common law;

•	or any basis for recovering costs, fees, or other expenses including attorneys' fees incurred in these matters.

(b)Covenant Not To Sue. In consideration of the benefits offered to Executive, Executive will not sue Releasees on any of the released claims or on any matters relating to his employment arising before the execution of this Third Supplemental General Release Agreement other than with respect to the Reserved Claims, including but not limited to claims under the ADEA, or join as a party with others who may sue Releasees on any such claims; provided, however, this paragraph will not bar a challenge under the OWBPA to the enforceability of the waiver and release of ADEA claims set forth in this Third Supplemental General Release Agreement, the Reserved Claims, or where otherwise prohibited by law. If Executive does not abide by this paragraph, then (i) he will return all monies received under this Third Supplemental General Release Agreement and indemnify Releasees for all expenses incurred in defending the action, and (ii) Releasees will be relieved of their obligations hereunder.

(c)Claims Not Released. Executive is not waiving any rights he/she may have to: (a) his own employee benefits due under the Company’s health, welfare, or retirement benefit plans as of the Termination Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this Third Supplemental General Release Agreement; (d) enforce this Third Supplemental General Release Agreement; (e) rights to indemnification and related insurance coverages, (f) rights as a shareholder of the Company, and/or (g) challenge the validity of this Third Supplemental General Release Agreement.

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(d)Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Executive waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in the Company or any other Releasee identified in this Third Supplemental General Release Agreement is a party.

2.RIGHT TO REVIEW. The Company delivered to Executive via email this Third Supplemental General Release Agreement, containing the release language set forth in Sections 1 and 2, or around June 4, 2018 (the “Notification Date”) and informs him hereby that it desires that he have adequate time and opportunity to review and understand the consequences of entering into it. Accordingly, the Company advises Executive as follows: (a) Executive should consult with his attorney prior to executing the Third Supplemental General Release Agreement; and (b) Executive has more than 21 days from the Notification Date within which to consider whether to execute the Third Supplemental General Release Agreement. Executive must return an executed copy of the Third Supplemental General Release Agreement to the Company on the last day of the Consulting Term, but not before the Separation Date. The executed Third Supplemental General Release Agreement should be returned to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.

3.REVOCATION. Executive may revoke the Third Supplemental General Release Agreement during the seven (7) day period immediately following his execution of it. This Third Supplemental General Release Agreement will not become effective or enforceable until the revocation period has expired. To revoke this Third Supplemental General Release Agreement, a written notice of revocation must be delivered to: Brad Kohn, General Counsel, Senior Vice President Legal, General Counsel, and Corporate Secretary, Cree, Inc., 4600 Silicon Drive, Durham, NC 27703.

4.AGENCY CHARGES/INVESTIGATIONS. Executive affirms that Executive is not aware of, nor has been retaliated against, for reporting any allegations of wrongdoing by the Company or its directors or officers, including any allegations of corporate fraud, misrepresentation or misconduct. Executive affirms that, to the best of Executive’s knowledge, the Company has provided accurate and transparent financial information to its shareholders and the public and abided by all provisions of all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002. Both Parties acknowledge that this Third Supplemental General Release Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency, as outlined in this Section 4. Nothing in this Third Supplemental General Release Agreement prohibits or prevents Executive from filing a charge with or participating, testifying, or assisting in any investigation, hearing, whistleblower proceeding or other proceeding before any federal, state, or local government agency (e.g. EEOC, NLRB, SEC., etc.) (“Government Agency”), nor does anything in this Third Supplemental General Release Agreement preclude, prohibit, or otherwise limit, in any way, Executive’s rights and abilities to contact, communicate with, report matters to, or otherwise participate in any whistleblower program administered by any such agencies. Executive further understands that this Third Supplemental General Release Agreement does not limit Executive's or the Company’s ability to communicate with any Government Agency or

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otherwise participate in any investigation or proceeding that may be conducted by any Government Agency in connection with reporting a possible securities law violation, or other violation of law, without notice to the Company. Nothing in this Third Supplemental General Release Agreement or any other agreement limits Executive’s right to receive an award for information provided to any Government Agency/SEC staff.

5.DISCLAIMER OF LIABILITY. Nothing in this Third Supplemental General Release Agreement or in the Agreement is to be construed as either an admission of liability or admission of wrongdoing on the part of either party, each of which denies any liabilities or wrongdoing on its part.

6.GOVERNING LAW. This Third Supplemental General Release Agreement shall be construed, interpreted, and governed in accordance with and by North Carolina law and the applicable provisions of federal law, including but not limited to the ADEA and the OWBPA (“Applicable Federal Law”). Any and all claims, controversies, and causes of action arising out of or relating to this Third Supplemental General Release Agreement or to the Agreement, whether sounding in contract, tort, or statute, shall be governed by the laws of the state of North Carolina, including its statutes of limitations, except for Applicable Federal Law, without giving effect to any North Carolina conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. Both Executive and the Company acknowledge and agree that the state or federal courts located in North Carolina have personal jurisdiction over them and over any dispute arising under this Third Supplemental General Release Agreement or to the Agreement, and both Executive and the Company irrevocably consent to the jurisdiction of such courts

7.ENTIRE AGREEMENT. Except for the Agreement, the First Supplemental General Release Agreement and this Third Supplemental General Release Agreement, and as expressly provided herein and therein, this Third Supplemental General Release Agreement: (i) supersedes and cancels all other understandings and agreements, oral or written, with respect to Executive’s employment with the Company; (ii) supersedes all other understandings and agreements, oral or written, between the parties with respect to the subject matter of the Agreement; and (iii) constitutes the sole agreement between the parties with respect to this subject matter. Each party acknowledges that: (i) no representations, inducements, promises or agreements, oral or written, have been made by any party or by anyone acting on behalf of any party, which are not embodied in the Agreement, the First Supplemental General Release Agreement or this Third Supplemental General Release Agreement; and (ii) no agreement, statement or promise not contained in the Agreement, the First Supplemental General Release Agreement or this Third Supplemental General Release Agreement shall be valid. No change or modification of the Agreement, the First Supplemental General Release Agreement or this Third Supplemental General Release Agreement shall be valid or binding upon the parties unless such change or modification is in writing and is signed by the parties.

8.SEVERABILITY. If any portion, provision, or part of this Third Supplemental General Release Agreement is held, determined, or adjudicated by any court of competent jurisdiction to be invalid, unenforceable, void, or voidable for any reason whatsoever, each such portion, provision, or part shall be severed from the remaining portions, provisions, or parts of this Third Supplemental General Release Agreement, and such determination or adjudication

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shall not affect the validity or enforceability of such remaining portions, provisions, or parts.

9.COUNTERPARTS. This Third Supplemental General Release Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Any party hereto may execute this Third Supplemental General Release Agreement by signing any such counterpart.

10.WAIVER OF BREACH. A waiver of any breach of this Third Supplemental General Release Agreement, the Agreement, the First Supplemental General Release Agreement or the Second Supplemental General Release Agreement shall not constitute a waiver of any other provision of this Third Supplemental General Release Agreement, the Agreement, the First Supplemental General Release Agreement or the Second Supplemental General Release Agreement, or any subsequent breach of such agreements.

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IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS THIRD SUPPLEMENTAL GENERAL RELEASE AGREEMENT AS OF THE DAY AND YEAR WRITTEN BELOW.

CREE, INC.

By:

Name:

Title:

Date:

MICHAEL E. MCDEVITT

By:

Date:

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